Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)






(Growth Equity Artwork)

GROWTH EQUITY

Annual Report
2002








DELAWARE
Select Growth Fund

[LOGO OMITTED] POWERED BY Research.(SM)

A Commitment
      to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.


Performance

o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.


Service

o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.


Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



Table
    of Contents

Letter to Shareholders

Portfolio Management Review                     2

At Delaware                                     5

Performance Summary                             6

Financial Statements

   Statement of Net Assets

   Statement of Operations

   Statements of Changes in Net Assets         10

   Financial Highlights

   Notes to Financial Statements

   Report of Independent Auditors              17

   Board of Trustees/Officers                  18

Letter                                               Delaware Select Growth Fund
       to Shareholders                               May 14, 2002

Recap of Events

The fiscal year ended April 30, 2002, was a challenging period for most investors. The stock market, which had been experiencing declining prices since May 2001, suffered a sharp sell off immediately following September 11. Reduced stock prices and a growing sense of optimism about the economic outlook then helped propel stocks higher throughout the fourth quarter of 2001. Despite improving economic data in early 2002, stocks later failed to follow-up their successes of the prior fall.

Stocks finished lower for the year ended April 30, 2002. The S&P 500 Index, a benchmark for large U.S. stocks, gave up -12.62%. Delaware Select Growth Fund returned -18.48% (Class A shares at net asset value with distributions reinvested), while its peer group, as measured by the 431 funds in the Lipper Multi-Cap Growth Funds Average, fell -21.47% for the same year.

Despite being a better performer on the fiscal year than its average peer, your Fund's absolute performance was disappointing. Negative performance was largely attributable to depressed corporate earnings, which were often unable to snap back enough from recession lows.

Another significant trend affecting stock prices during the year was diminished investor confidence. Beginning with Enron's collapse, investors were barraged with concerns over corporate accounting practices. If that situation was not sufficiently trying, investors were also faced with negative news surrounding the practices of some Wall Street analysts.

While the stock market suffered from both event-specific setbacks and systemic problems, the economy continued to produce evidence of its rebound. Credit for the economy's success, in part, could be traced to the Fed's aggressive policy of cutting interest rates, as well as strong consumer demand.

Outlook

Recent unrest in the Middle East reaffirms that short-term forecasts are imprudent. We are nonetheless optimistic about the longer term. Our research indicates that stocks as an asset class are not overvalued and that corporate earnings appear ready to move higher. The Fed has shown a reluctance to raise interest rates and consumer sentiment remains relatively high. The economy, as measured by real GDP, has grown in the last two quarters, while inflation appears to be in check.

We believe strongly in the American economy and stock market. We also understand that markets do not always rise steadily. Thus, we ask investors to be patient with the market. We also encourage investors to meet with their investment advisors for the purpose of portfolio re-balancing. It is important for investors to occasionally evaluate their objectives, reviewing the mix of assets suitable to meet their investment goals.

Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


Total Return

For the period ended April 30, 2002                                    One Year
Delaware Select Growth Fund -- Class A Shares                          -18.48%
Lipper Multi-Cap Growth Funds Average (431 funds)                      -21.47%
Standard & Poor's 500 Index                                            -12.62%
Russell 3000 Growth Index                                              -19.29%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-cap mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                            Delaware Select Growth Fund
       Management Review                             May 14, 2002


Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The story of stocks was a tale of two markets during the fiscal year ended April 30, 2002. The three months that made up 2001's fourth quarter brought a strong rally in the wake of September 11, while the balance of the fiscal year generally brought tepid market performance. The mostly large-cap S&P 500 Index fell -12.62% during the Fund's fiscal year. The Russell 3000 Growth Index, a broad market index that compares well to your Fund's investment style because it includes growth stocks with a wide range of market capitalizations, posted a -19.29% decline.

Any strong overall performance in the markets was principally found in mid-cap and small-cap issues, as investors largely bid up those securities on the contention that any turnaround in the economy would boost their earnings. It is generally believed that the end of a recession has a more positive impact on the earnings of smaller companies than larger companies.

Unfortunately, any stronger performance among smaller issues during the year generally favored value-style investors. For example, during our fiscal year the Russell 2000 Value Index gained +22.43%, while the Russell 2000 Growth Index lost -8.52% and the Russell Midcap Growth Index fell by -15.01%.

Delaware Select Growth Fund considers companies of any size, provided their market capitalization exceeds $300 million. As of April 30, 2002, the Fund's average market capitalization was $11.05 billion, compared to an average market capitalization in the large-cap dominated S&P 500 of $19.72 billion (Source:
Standard & Poor's Index Services).

Delaware Select Growth Fund's total return for the fiscal year was -18.48% (Class A shares at net asset value with distributions reinvested). The Fund did manage to outperform its peer group by several percentage points. On the year, the Lipper Multi-Cap Growth Funds Average was down -21.47%.

Portfolio Highlights
We employ a bottom-up investment policy in the selection of stocks for Delaware Select Growth Fund. In so doing, we emphasize individual stock selection over top-down strategies that attempt to establish broad themes into which stocks can be fit. We believe that our active, bottom-up style of portfolio management helps the Fund remained focused on promising stocks while avoiding less-promising securities.

The past year saw a continuation of the decline in technology-related stocks as a result of tempered earnings expectations and poor visibility concerning future capital expenditures. Applied Micro Circuits and Sonus Networks were among the worst performers in the Fund's technology sector as they suffered from a slowdown in communications-related spending, while semiconductor-related companies such as Novellus Systems tended to suffer more minimal losses.

The Fund was also negatively affected by its exposure to cable television-related stocks, which was a result of issues raised over Adelphia Communications' off-balance sheet finance issues. We unfortunately held Adelphia stock during the year, but we sold our position entirely at a price above seven dollars per share; the stock is now trading below one dollar per share. We still feel that there are good opportunities in this sector, and we increased our holdings in Charter Communications during the year.

The Fund's best performing group of stocks was banking and finance-related issues. Relative to the Russell 3000 Growth Index, the Fund held more of these promising securities. The top performer of the group was USA Education, commonly referred to as Sallie Mae. The stock rose on strong earnings growth during the fiscal year. Savings and loans, such as Bankatlantic Bancorp also reaped gains based on increased mortgage financing, while insurers were up based on an improved pricing environment.

Consumer oriented stocks also did well for the year, as consumer spending was resilient during the overall economic decline. Bed Bath & Beyond, Lowe's Companies, and Best Buy each were up more than 20% for the year.

Outlook
Investors seem bent on waiting out the market until companies can show irrefutable proof of significantly increased orders, and signs that profits will return to pre-recession levels. Added restraint to rising equity prices might arise from global-oriented uncertainties. During the year, investors were faced with Middle East unrest and the risk it posed to stability in petroleum prices.

================================================================================
PORTFOLIO CHARACTERISTICS
As of April 30, 2002
--------------------------------------------------------------------------------
Beta*                                                                      1.62
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                         27.22
--------------------------------------------------------------------------------
Median Market Capitalization                                     $3.98 billion
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   37.4%
--------------------------------------------------------------------------------

 * Beta is a measure of risk relative to the S&P 500 Index. A number less than
   1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by First
   Call.

================================================================================

We are encouraged by, and place our trust in, a steady stream of investment data pointing to a rebound in economic strength and an inevitable turnaround in corporate earnings.

Throughout the Fund's fiscal year, we have maintained our disciplined investment style. Employing a bottom-up approach, we will continue to seek out specific stocks of industry-leading firms that possess above-average growth prospects. The future may reward this dedicated investment approach, as we believe the ailing current stock environment could become a market that is comprised of a select number of superior-performing companies.

Delaware Select Growth Fund
Top 10 Holdings
As of April 30, 2002


                                                                  Percentage of
Company                            Industry                     Total Net Assets
--------------------------------------------------------------------------------
 1. Kohl's                       Consumer Non-Durables               4.7%
--------------------------------------------------------------------------------
 2. Washington Mutual            Banking & Finance                   3.8%
--------------------------------------------------------------------------------
 3. Bed Bath & Beyond            Consumer Non-Durables               3.4%
--------------------------------------------------------------------------------
 4. Cendant                      Business Services                   3.3%
--------------------------------------------------------------------------------
 5. Countrywide Credit
      Industries                 Banking & Finance                   3.1%
--------------------------------------------------------------------------------
 6. Lehman Brothers
      Holdings                   Banking & Finance                   3.1%
--------------------------------------------------------------------------------
 7. Freddie Mac                  Banking & Finance                   3.0%
--------------------------------------------------------------------------------
 8. Darden Restaurants           Consumer Services                   2.7%
--------------------------------------------------------------------------------
 9. Clear Channel
      Communications             Business Services                   2.6%
--------------------------------------------------------------------------------
10. Amgen                        Healthcare & Pharmaceuticals        2.4%
--------------------------------------------------------------------------------

A More Rational Market?

Many professional analysts believe that stock investors are finally focused on important fundamentals such as earnings, while the "irrational exuberance" that characterized the technology-driven boom of the late-1990s is all but gone. Some analysts suggest that this welcome change may produce a less narrowly traded and more "rational" stock market, with fewer bargains, as fewer and fewer stocks remain fundamentally mispriced.

A recent study by Wells Capital Management suggests that investors have indeed changed their approach dramatically since the market's March 2000 crest. The 50 stocks in the S&P 500 with the lowest price-earnings ratios in March 2000 generated a median return of 37% through May 2, 2002, while the stocks with the highest P/Es around the time of the market's peak have since fallen by almost 60%, on average.

More rational stock valuations mark a clear reversal from the two-year period of strong overall performance that ended in March 2000. In that period, the 50 highest P/E stocks posted stellar returns, while "undervalued," low-P/E stocks were ignored or sold - resulting in a -15.4% average return.

[GRAPHIC OMITTED]

          March 31, 2000                                March 31, 1998
       through May 2, 2002                          through March 31, 2000

     50 highest P/E stocks in                      50 highest P/E stocks in
             S&P 500                                       S&P 500
              -59.4%                                        +87.3%

     50 lowest P/E stocks in                       50 lowest P/E stocks in
             S&P 500                                       S&P 500
              +37.0%                                        -15.4%

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.


FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o  U.S. growth equity

o  U.S. value equity

o  U.S. fixed income

o  International and global

o  U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise

Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.


Direct Accountability

The people who do the research are the very same people who actually manage the investments and are accountable for the results.


Superior Security Selection

We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.


The Investor Advantage

Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.


Delaware eDelivery


WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

[GRAPHIC OMITTED]

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
     Select Growth Fund

Fund Basics
As of April 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$974.38 million
--------------------------------------------------------------------------------
Number of Holdings:
68
--------------------------------------------------------------------------------
Fund Start Date:
May 16, 1994
--------------------------------------------------------------------------------
Your Fund Manager:

Gerald S. Frey, who leads the Delaware Investments growth team, received a Bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DVEAX
Class B  DVEBX
Class C  DVECX


Fund Performance

Average Annual Total Returns
Through April 30, 2002             Lifetime       Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 5/16/94)
Excluding Sales Charge              +14.74%        +16.05%           -18.48%
Including Sales Charge              +13.89%        +14.68%           -23.17%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
Excluding Sales Charge              +14.63%        +15.17%           -19.11%
Including Sales Charge              +14.63%        +14.94%           -23.15%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
Excluding Sales Charge              +13.89%        +15.16%           -19.14%
Including Sales Charge              +13.89%        +15.16%           -19.95%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 5/16/94), five-year, and one-year periods ended April 30, 2002 for Delaware Select Growth Fund's Institutional Class were +14.93%, +16.35%, and -18.28%, respectively. Institutional Class shares were first made available on August 28, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Institutional class performance prior to August 28, 1997 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A Shares.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: VAGGX

Performance of a $10,000 Investment
May 16, 1994 (Fund inception) through April 30, 2002

                    Delaware
                     Select                 S&P l500             Russell 3000
                  Growth Fund                Index               Growth Index
                  -----------               --------             ------------
17-May-94           $ 9,425                 $10,000                  $10,000
4/31/95             $ 9,802                 $11,557                  $11,720
4/31/96             $12,843                 $15,049                  $15,616
4/31/97             $13,378                 $18,831                  $18,450
4/31/98             $26,568                 $26,564                  $26,220
4/31/99             $34,122                 $32,364                  $32,416
4/31/00             $50,478                 $35,641                  $41,450
4/31/01             $34,545                 $31,017                  $28,284
4/31/02             $28,160                 $27,101                  $22,828


Chart assumes $10,000 invested on May 16, 1994 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index as of that month's end, May 31, 1994. After May 31, 1994, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 3000 Growth Index is a broad market index measuring performance of growth-oriented companies with a wide range of market capitalizations. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement
  of Net Assets

                                                        Number of       Market
                                                         Shares         Value
Common Stock - 95.73%

Banking & Finance - 20.18%
     City National                                         59,700   $  3,298,425
     Countrywide Credit Industries                        654,700     30,581,037
     Doral Financial                                      134,400      4,695,936
     Fannie Mae                                           224,200     17,696,106
     Federated Investors Class B                          423,600     13,580,616
     Freddie Mac                                          448,400     29,302,940
    +IndyMac Bancorp                                      277,900      7,016,975
     Lehman Brothers Holdings                             513,900     30,320,100
     TCF Financial                                        201,700     10,498,485
     Washington Mutual                                    986,700     37,228,191
     Zions Bancorporation                                 229,600     12,416,768
                                                                    ------------
                                                                     196,635,579
                                                                    ------------

Basic Industry & Capital Goods - 0.97%
    +Smith International                                   68,700      4,812,435
    +West                                                 167,000      4,676,000
                                                                    ------------
                                                                       9,488,435
                                                                    ------------
Business Services - 10.98%
    +Cendant                                            1,793,300     32,261,467
    +Charter Communications Class A                     1,749,600     14,329,224
    +Clear Channel Communications                         536,100     25,169,895
    +Robert Half International                            595,200     15,629,952
    +United Rentals                                       768,600     19,599,300
                                                                    ------------
                                                                     106,989,838
                                                                    ------------
Consumer Durable - 1.55%
     Centex                                               268,900     15,139,070
                                                                    ------------
                                                                      15,139,070
                                                                    ------------
Consumer Non-Durables - 17.55%
    +Bed Bath & Beyond                                    902,100     33,531,057
    +Best Buy                                             260,500     19,368,175
     Home Depot                                           376,900     17,476,853
    +Kohl's                                               625,100     46,069,870
    +Krispy Kreme Doughnuts                               455,100     17,375,718
     Lowe's Companies                                     452,200     19,123,538
    +Staples                                              902,700     18,026,919
                                                                    ------------
                                                                     170,972,130
                                                                    ------------
Consumer Services - 8.79%
    +Brinker International                                617,050     21,251,202
     Darden Restaurants                                   666,300     26,585,370
     Landry's Restaurants                                 384,700     10,656,190
     Marriott International Class A                       275,200     12,092,288
    +Mediacom Communications                            1,502,100     15,021,000
                                                                    ------------
                                                                      85,606,050
                                                                    ------------
Energy - 0.75%
    +Noble Drilling                                       167,800      7,274,130
                                                                    ------------
                                                                       7,274,130
                                                                    ------------
Healthcare & Pharmaceuticals - 9.96%
     Allergan                                             196,500     12,951,315
    +Amgen                                                449,200     23,753,696
    +Genentech                                            240,300      8,530,650

                                                     Delaware Select Growth Fund
                                                     April 30, 2002

                                                        Number of       Market
                                                         Shares         Value
Common Stock (continued)

Healthcare & Pharmaceuticals (continued)
   +Guidant                                               459,000   $ 17,258,400
   +Inhale Therapeutic Systems                            923,300      7,294,070
   +IntraBiotics Pharmaceuticals Restricted             1,214,100      5,730,552
   +Pain Therapeutics                                   2,138,500     21,491,925
                                                                    ------------
                                                                      97,010,608
                                                                    ------------
Insurance - 5.99%
    ACE Limited                                           241,300     10,501,376
    HCC Insurance Holdings                                520,500     13,533,000
    MBIA                                                  179,300      9,669,649
    PartnerRe                                             234,000     12,631,320
    PMI Group                                              44,900      3,642,288
   +Willis Group Holdings                                 286,500      8,380,125
                                                                    ------------
                                                                      58,357,758
                                                                    ------------
Technology - 18.11%
   +Altera                                                484,700      9,965,432
   +Analog Devices                                        494,600     18,280,416
   +Applied Micro Circuits                              1,813,100     12,238,425
  +*Brocade Communications Systems                        523,100     13,386,129
   +Emulex                                                224,100      6,496,659
   +Finisar                                               935,200      5,975,928
    Henry (Jack) & Associates                             450,400     10,485,312
    Linear Technology                                     250,800      9,746,088
   +Micrel                                                914,600     20,075,470
   +Network Appliance                                     394,400      6,882,280
  +*Novellus Systems                                      108,500      5,142,900
   +ONI Systems                                         1,271,100      6,647,853
   +Quest Software                                      1,411,700     18,352,100
   +Sonus Networks                                      1,599,600      4,398,900
    Texas Instruments                                     130,000      4,020,900
   +Veritas Software                                      173,075      4,904,946
   +Xilinx                                                516,200     19,491,712
                                                                    ------------
                                                                     176,491,450
                                                                    ------------
Transportation - 0.90%
   +Arkansas Best                                         362,200      8,747,130
                                                                    ------------
                                                                       8,747,130
                                                                    ------------
Total Common Stock (cost $911,679,327)                               932,712,178
                                                                    ------------

                                                        Principal
                                                          Amount

Federal Agency (Discount Notes) - 3.78%
     Federal Home Loan Bank
        1.67% 5/15/02                                 $ 7,380,000      7,375,207
     Federal Home Loan Mortgage
        Corporation
        1.67% 5/6/02                                    1,540,000      1,539,643
        1.71% 5/7/02                                    3,330,000      3,329,051
     Freddie Mac
        1.68% 5/14/02                                   7,095,000      7,090,696
        1.79% 5/21/02                                  17,555,000     17,537,542
                                                                     -----------
Total Federal Agency (Discount Notes)
     (cost $36,872,139)                                               36,872,139
                                                                     -----------

Statement
  of Net Assets (continued)

Total Market Value of Securities - 99.51%
   (cost $948,551,466)                                           $  969,584,317
Receivables and Other Assets Net
   of Liabilities - 0.49%                                             4,792,733
                                                                 --------------
Net Assets Applicable to 49,900,516 Shares
   Outstanding - 100.00%                                         $  974,377,050
                                                                 ==============
Net Asset Value - Delaware Select Growth Fund
   Class A  ($333,172,048 / 16,420,224 Shares)                           $20.29
                                                                         ------
Net Asset Value - Delaware Select Growth Fund
   Class B ($421,577,776 / 22,081,965 Shares)                            $19.09
                                                                         ------
Net Asset Value - Delaware Select Growth Fund
   Class C ($166,246,194 / 8,802,986 Shares)                             $18.89
                                                                         ------
Net Asset Value - Delaware Select Growth Fund
   Institutional Class ($53,381,032 / 2,595,341 Shares)                  $20.57
                                                                         ------
Components of Net Assets at April 30, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                            $1,642,856,174
Accumulated net realized loss on investments                       (689,511,975)
Net unrealized appreciation of investments                           21,032,851
                                                                 --------------
Total net assets                                                 $  974,377,050
                                                                 ==============

+ Non-income producing security for the year ended April 30, 2002.

* Security is fully or partially on loan. See Note 7 in "Notes to Financial Statements".


                                                     Delaware Select Growth Fund

Net Asset Value and Offering Price per Share -
   Delaware Select Growth Fund
Net asset value Class A (A)                                               $20.29
Sales charge (5.75% of offering price, or
   6.11% of amount invested per share) (B)                                  1.24
                                                                          ------
Offering price                                                            $21.53
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                            Delaware Select Growth Fund
  of Operations                                      Year Ended April 30, 2002

Investment Income:
   Dividends                                                                                      $    4,872,157
   Interest                                                                                            1,927,813
   Security lending income                                                                                 2,282     $    6,802,252
                                                                                                  --------------     --------------

Expenses:
   Management fees                                                                                     8,229,081
   Distribution expenses - Class A                                                                     1,001,320
   Distribution expenses - Class B                                                                     4,996,583
   Distribution expenses - Class C                                                                     2,065,785
   Dividend disbursing and transfer agent fees and expenses                                            4,380,560
   Reports and statements to shareholders                                                                669,879
   Accounting and administration expenses                                                                519,641
   Registration fees                                                                                     184,401
   Custodian fees                                                                                         81,542
   Professional fees                                                                                      70,564
   Trustees' fees                                                                                         37,515
   Taxes (other than taxes on income)                                                                      1,000
   Other                                                                                                 303,000         22,540,871
                                                                                                  --------------
   Less expenses absorbed or waived                                                                                        (552,907)
   Less expenses paid indirectly                                                                                            (38,804)
                                                                                                                     --------------
   Total operating expenses                                                                                              21,949,160
                                                                                                                     --------------
Net Investment Loss                                                                                                     (15,146,908)
                                                                                                                     --------------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
   Net realized gain (loss) on:
   Investments                                                                                                         (195,105,642)
   Foreign currencies                                                                                                           458
                                                                                                                     --------------
   Net realized loss                                                                                                   (195,105,184)
   Net change in unrealized appreciation/depreciation of investments                                                    (38,676,805)
                                                                                                                     --------------
Net Realized and Unrealized Loss on Investments and Foreign Currencies                                                 (233,781,989)
                                                                                                                     --------------

Net Decrease in Net Assets Resulting from Operations                                                                 $ (248,928,897)
                                                                                                                     ==============

See accompanying notes

Statements                                           Delaware Select Growth Fund
  of Changes in Net Assets

                                                                                                        Year Ended
                                                                                                 4/30/02          4/30/01

Decrease in Net Assets from Operations:
   Net investment loss                                                                       $  (15,146,908)   $  (23,692,705)
   Net realized loss on investments and foreign currencies                                     (195,105,184)     (478,438,086)
   Net change in unrealized appreciation/depreciation of investments                            (38,676,805)     (164,947,664)
                                                                                             --------------    --------------
   Net decrease in net assets resulting from operations                                        (248,928,897)     (667,078,455)
                                                                                             --------------    --------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                     85,294,801       264,773,785
     Class B                                                                                     51,031,068       305,848,197
     Class C                                                                                     27,694,723       146,857,542
     Institutional Class                                                                         25,529,999        30,351,724
                                                                                             --------------    --------------
                                                                                                189,550,591       747,831,248
                                                                                             --------------    --------------
   Cost of shares repurchased:
     Class A                                                                                   (143,086,455)     (189,399,929)
     Class B                                                                                   (108,050,349)     (105,540,077)
     Class C                                                                                    (64,827,282)      (75,353,029)
     Institutional Class                                                                        (13,041,411)      (17,590,518)
                                                                                             --------------    --------------
                                                                                               (329,005,497)     (387,883,553)
                                                                                             --------------    --------------
Increase (decrease) in net assets derived from capital share transactions                      (139,454,906)      359,947,695
                                                                                             --------------    --------------
Net Decrease in Net Assets                                                                     (388,383,803)     (307,130,760)

Net Assets:
   Beginning of period                                                                        1,362,760,853     1,669,891,613
                                                                                             --------------    --------------
   End of period                                                                             $  974,377,050    $1,362,760,853
                                                                                             ==============    ==============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Select Growth Class A Fund

                                                                                            Year Ended
                                                                      4/30/02     4/30/01     4/30/00      4/30/99       4/30/98
Net asset value, beginning of period                                  $24.890     $36.380     $25.910      $20.570       $11.770

Income (loss) from investment operations:
Net investment loss(1)                                                 (0.193)     (0.302)     (0.294)      (0.203)       (0.052)
Net realized and unrealized gain (loss) on investments                 (4.407)    (11.188)     12.393        5.910        11.127
                                                                      -------     -------     -------      -------       -------
Total from investment operations                                       (4.600)    (11.490)     12.099        5.707        11.075
                                                                      -------     -------     -------      -------       -------
Less dividends and distributions from:
Net realized gain on investments                                           --          --      (1.049)      (0.367)       (2.275)
In excess of net realized gain on investments                              --          --      (0.580)          --            --
                                                                      -------     -------     -------      -------       -------
Total dividends and distributions                                          --          --      (1.629)      (0.367)       (2.275)
                                                                      -------     -------     -------      -------       -------

Net asset value, end of period                                        $20.290     $24.890     $36.380      $25.910       $20.570
                                                                      =======     =======     =======      =======       =======

Total return(2)                                                       (18.48%)    (31.57%)     47.93%       28.43%        98.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $333,172    $475,767    $632,036     $135,865       $31,926
Ratio of expenses to average net assets                                 1.45%       1.37%       1.29%        1.67%         1.75%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                   1.50%       1.38%       1.29%        2.06%         2.29%
Ratio of net investment loss to average net assets                     (0.86%)     (0.90%)     (0.85%)      (0.95%)       (0.69%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly            (0.91%)     (0.91%)     (0.85%)      (1.34%)       (1.23%)
Portfolio turnover                                                       127%        156%        183%         313%          356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Select Growth Class B Fund

                                                                                            Year Ended
                                                                      4/30/02     4/30/01     4/30/00      4/30/99       4/30/98
Net asset value, beginning of period                                  $23.600     $34.740     $24.990      $20.000       $11.570

Income (loss) from investment operations:
Net investment loss(1)                                                 (0.340)     (0.521)     (0.544)      (0.350)       (0.061)
Net realized and unrealized gain (loss) on investments                 (4.170)    (10.619)     11.923        5.707        10.766
                                                                      -------     -------     -------      -------       -------
Total from investment operations                                       (4.510)    (11.140)     11.379        5.357        10.705
                                                                      -------     -------     -------      -------       -------
Less dividends and distributions from:
Net realized gain on investments                                           --          --      (1.049)      (0.367)       (2.275)
In excess of net realized gain on investments                              --          --      (0.580)          --            --
                                                                      -------     -------     -------      -------       -------
Total dividends and distributions                                          --          --      (1.629)      (0.367)       (2.275)
                                                                      -------     -------     -------      -------       -------

Net asset value, end of period                                        $19.090     $23.600     $34.740      $24.990       $20.000
                                                                      =======     =======     =======      =======       =======

Total return(2)                                                       (19.11%)    (32.07%)     46.82%       27.41%        97.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $421,578    $588,152    $674,810     $103,299       $16,539
Ratio of expenses to average net assets                                 2.20%       2.12%       2.04%        2.42%         2.50%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                   2.25%       2.13%       2.04%        2.81%         3.04%
Ratio of net investment loss to average net assets                     (1.61%)     (1.65%)     (1.60%)      (1.70%)       (1.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly            (1.66%)     (1.66%)     (1.60%)      (2.09%)       (1.98%)
Portfolio turnover                                                       127%        156%        183%         313%          356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Select Growth Class C Fund

                                                                                            Year Ended
                                                                      4/30/02     4/30/01     4/30/00      4/30/99       4/30/98
Net asset value, beginning of period                                  $23.350     $34.370     $24.740      $19.800       $11.470

Income (loss) from investment operations:
Net investment loss(1)                                                 (0.337)     (0.517)     (0.555)      (0.345)       (0.071)
Net realized and unrealized gain (loss) on investments                 (4.123)    (10.503)     11.814        5.652        10.676
                                                                      -------     -------     -------      -------       -------
Total from investment operations                                       (4.460)    (11.020)     11.259        5.307        10.605
                                                                      -------     -------     -------      -------       -------

Less dividends and distributions from:
Net realized gain on investments                                           --          --      (1.049)      (0.367)       (2.275)
In excess of net realized gain on investments                              --          --      (0.580)          --            --
                                                                      -------     -------     -------      -------       -------
Total dividends and distributions                                          --          --      (1.629)      (0.367)       (2.275)
                                                                      -------     -------     -------      -------       -------

Net asset value, end of period                                        $18.890     $23.350     $34.370      $24.740       $19.800
                                                                      =======     =======     =======      =======       =======

Total return(2)                                                       (19.14%)    (32.06%)      46.86%      27.45%        96.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $166,246    $248,685     $304,078     $32,235        $5,892
Ratio of expenses to average net assets                                 2.20%       2.12%        2.04%       2.42%         2.50%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                   2.25%       2.13%        2.04%       2.81%         3.04%
Ratio of net investment loss to average net assets                     (1.61%)     (1.65%)      (1.60%)     (1.70%)       (1.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly            (1.66%)     (1.66%)      (1.60%)     (2.09%)       (1.98%)
Portfolio turnover                                                       127%        156%         183%        313%          356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Select Growth Fund Institutional Class

                                                                                                                       Period from
                                                                                            Year Ended                8/28/97(1) to
                                                                      4/30/02     4/30/01     4/30/00      4/30/99       4/30/98
Net asset value, beginning of period                                  $25.170     $36.690     $26.060      $20.640       $17.150

Income (loss) from investment operations:
Net investment loss(2)                                                 (0.139)     (0.220)     (0.196)      (0.155)       (0.019)
Net realized and unrealized gain (loss) on investments                 (4.461)    (11.300)     12.455        5.942         5.539
                                                                      -------     -------     -------      -------       -------
Total from investment operations                                       (4.600)    (11.520)     12.259        5.787         5.520
                                                                      -------     -------     -------      -------       -------

Less dividends and distributions from:
Net realized gain on investments                                           --          --      (1.049)      (0.367)       (2.030)
In excess of net realized gain on investments                              --          --      (0.580)          --            --
                                                                      -------     -------     -------      -------       -------
Total dividends and distributions                                          --          --      (1.629)      (0.367)       (2.030)
                                                                      -------     -------     -------      -------       -------

Net asset value, end of period                                        $20.570     $25.170     $36.690      $26.060       $20.640
                                                                      =======     =======     =======      =======       =======

Total return(3)                                                       (18.28%)    (31.38%)     48.29%       28.73%        34.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $53,381     $50,157     $58,967      $17,737        $2,391
Ratio of expenses to average net assets                                 1.20%       1.12%       1.04%        1.42%         1.50%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                   1.25%       1.13%       1.04%        1.81%         2.04%
Ratio of net investment loss to average net assets                     (0.61%)     (0.65%)     (0.60%)      (0.70%)       (0.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly            (0.66%)     (0.66%)     (0.60%)      (1.09%)       (0.98%)
Portfolio turnover                                                       127%        156%        183%         313%          356%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Notes                                                Delaware Select Growth Fund
  to Financial Statements

Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to the Delaware Select Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the April 30, 2002 specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized capital gains on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $27,650 for the year ended April 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended April 30, 2002 were approximately $11,154. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.25% of average daily net assets of the Fund through December 31, 2002. Prior to January 1, 2002, such expenses were limited to 1.20% of the average net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class shares.

At April 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC              $181,416
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC         405,961
  Other expenses payable to DMC and affiliates            72,184

For the year ended April 30, 2002, DDLP earned $68,923 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                                Delaware Select Growth Fund
  to Financial Statements

3. Investments
For the year ended April 30, 2002, the Fund made purchases of $1,387,432,056 and sales of $1,452,854,323 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2002, the cost of investments for federal income tax purposes was $997,974,063. At April 30, 2002, the net unrealized depreciation was $28,389,746, of which $107,700,348 related to unrealized appreciation of investments and $136,090,094 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. During the year ended April 30, 2001 and 2002, there were no dividends or distributions paid.

As of April 30, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                     $1,642,856,174
  Capital loss carryforwards                          (566,134,063)
  Post-October losses                                  (73,955,315)
  Unrealized depreciation of investments               (28,389,746)
                                                    --------------
  Net assets                                        $  974,377,050
                                                    ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $96,071,647 expires in 2009 and $470,062,416 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through April 30, 2002 that, in accordance with federal income tax regulations the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year Ended
                                           4/30/02         4/30/01
Shares sold:
   Class A                                3,848,639       7,724,053
   Class B                                2,396,103       9,166,350
   Class C                                1,313,537       4,401,740
   Institutional Class                    1,193,738         915,937
                                        -----------     -----------
                                          8,752,017      22,208,080
                                        -----------     -----------

Shares repurchased:
   Class A                               (6,541,406)     (5,985,691)
   Class B                               (5,236,524)     (3,665,904)
   Class C                               (3,162,617)     (2,596,217)
   Institutional Class                     (591,103)       (530,423)
                                        -----------     -----------
                                        (15,531,650)    (12,778,235)
                                        -----------     -----------
Net increase (decrease)                  (6,779,633)      9,429,845
                                        ===========     ===========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2002, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Trust Bank. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at April 30, 2002, was $9,876,234 and $10,199,624, respectively.

8. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium- sized companies. Investments in small- and medium- sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III - Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (the "Fund") as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Select Growth Fund at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 3, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

                                                                       Principal                Number of              Other
     Name,                 Position(s)                               Occupation(s)         Portfolios in Fund      Directorships
   Address                  Held with          Length of Time            During             Complex Overseen         Held by
and Birthdate              Registrant              Served            Past 5 Years           by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Trustees/Officers
David K. Downes(1)         President,            9 Years -           Mr. Downes has                105          Director/President -
2005 Market Street       Chief Executive      Executive Officer    served in various                            Lincoln National
Philadelphia, PA            Officer,                              executive capacities                        Convertible Securities
    19103                Chief Financial      2 Years - Trustee    at different times                              Fund, Inc.
                      Officer and Trustee                      at Delaware Investments
                                                                                                                Director/President -
January 8, 1940                                                                                                   Lincoln National
                                                                                                                  Income Fund, Inc.


Independent Trustees

  Walter P. Babich          Trustee              13 Years            Board Chairman -              105                 None
460 North Gulph Road                                             Citadel Constructors, Inc.
King of Prussia, PA                                                 (1989 - Present)
   19406


October 1, 1927

John H. Durham             Trustee              23 Years(2)         Private Investor               105               Trustee -
  P.O. Box 819                                                                                                   Abington Memorial
Gwynedd Valley, PA                                                                                                   Hospital
    19437

August 7, 1937                                                                                                 President/Director -
                                                                                                                22 WR Corporation

(1) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(2) Mr. Durham served as a Director Emeritus from 1995 through 1998.

Independent Trustees (continued)
                                                                       Principal                Number of              Other
     Name,                 Position(s)                               Occupation(s)         Portfolios in Fund      Directorships
   Address                  Held with          Length of Time            During             Complex Overseen         Held by
and Birthdate              Registrant              Served            Past 5 Years           by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
 Anthony D. Knerr           Trustee              8 Years      Founder/Managing Director -         105                  None
500 Fifth Avenue                                               Anthony Knerr & Associates
 New York, NY                                                       (1900-Present)
   10110                                                         (Strtegic Consulting)

December 7, 1938

  Ann R. Leven              Trustee             12 Years      Treasurer/Chief Fiscal Officer-     105                Director-
785 Park Avenue                                                 National Gallery of Art                          Recoton Corporation
 New York, NY                                                        (1994-1999)
   10021                                                                                                             Director-
                                                                                                                   Systemax Inc.
November 1, 1940
                                                                                                                   Director-Andy
                                                                                                                 Warhol Foundation

 Thomas F. Madison          Trustee              6 Years            President/Chief               105             Director-Valmont
200 South Fifth Street                                            Executive Officer-                              Industries, Inc.
   Suite 2100                                                     MLM Partners, Inc.
  Minneapolis, MN                                               (January 1993-Present)                              Director-ACI
     55402                                                     (Small Business Investing                          Telecentrics Inc.
                                                                   and Consulting)
February 25, 1936                                                                                                 Director- Digital
                                                                                                                    River Inc.

                                                                                                                   Director-Rimage
                                                                                                                     Corporation

 Janet L. Yeomans           Trustee              2 Years      Vice President Treasurer-           105                   None
Building 220-13W-37                                               3M Corporation
 St. Paul, MN                                                   (July 1995-Present)
    55144                                                       Ms. Yeomans has held
                                                                 various management
July 31, 1948                                                positions at 3M Corporation
                                                                   since 1983.


                                                                       Principal                Number of              Other
     Name,                 Position(s)                               Occupation(s)         Portfolios in Fund      Directorships
   Address                  Held with          Length of Time            During             Complex Overseen         Held by
and Birthdate              Registrant              Served            Past 5 Years           by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers

Charles E. Haldeman, Jr.(1) Chairman             1 Year         President/Chief Operating         87                    None
 2005 Market Street                                                Officer/Director-
 Philadelphia, PA                                                United Asset Management
     19103                                                     (January 1998-January 2000)

October 29, 1948                                                    Partner/Director-
                                                                  Cooke and Bieler, Inc.
                                                                 (June 1974-January 1998)
                                                                 (Investment Management)

 William E. Dodge         Executive Vice         2 Years       Executive Vice President and      105                    None
2005 Market Street        President and                          Chief Investment Officer-
 Philadelphia, PA       Chief Investment                            Equity of Delaware
    19103                Officer-Equity                       Investment Advisers, a series of
                                                                    Delaware Management
June 29, 1949                                                         Busienss Trust
                                                                   (April 1999-Present)

                                                                    President, Director
                                                                     of Marketing and
                                                                 Senior Portfolio Manager-
                                                                 Marvin & Palmer Associates
                                                                  (August 1996-April 1999)
                                                                  (Investment Management)

  Jude T. Driscoll        Executive Vice         1 Year        Executive Vice President and      105                    None
2005 Market Street        President and                          Head of Fixed-Income of
 Philadelphia, PA            Head of                          Delaware Investment Advisers,
     19103                Fixed-Income                            a series of Delaware
                                                                Management Business Trust
March 10, 1963                                                    (August 2000-Present)

                                                                  Senior Vice President and
                                                              Director of Fixed-Income Process-
                                                                Conseco Capital Management
                                                                  (June 1998-August 2000)

                                                                      Managing Director-
                                                                 NationsBanc Capital Markets
                                                                  (February 1996-June 1998)

Richard J. Flannery  Executive Vice President,   5 Years         Mr. Flannery has served in      105                    None
2005 Market Street    General Counsel and                       various executive capacities
 Philadelphia, PA   Chief Administrative Officer                    at different times at
     19103                                                           Delaware Investments.

September 30, 1957

The Fund's Statement of Additional Information includes additional information about the Trustees/Officers and is available, without charge, upon request by calling 800 523-1918.

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                        Contact Information
Walter P. Babich                           Charles E. Haldeman, Jr.                   Investment Manager
Board Chairman                             Chairman                                   Delaware Management Company
Citadel Constructors, Inc.                 Delaware Investments Family of Funds       Philadelphia, PA
King of Prussia, PA                        Philadelphia, PA
                                                                                      International Affiliate
David K. Downes                            William E. Dodge                           Delaware International Advisers Ltd.
President and Chief Executive Officer      Executive Vice President and               London, England
Delaware Investments Family of Funds       Chief Investment Officer, Equity
Philadelphia, PA                           Delaware Investments Family of Funds       National Distributor
                                           Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                        Philadelphia, PA
Private Investor                           Jude T. Driscoll
Gwynedd Valley, PA                         Executive Vice President and               Shareholder Servicing, Dividend
                                           Head of Fixed Income                       Disbursing and Transfer Agent
Anthony D. Knerr                           Delaware Investments Family of Funds       Delaware Service Company, Inc.
Consultant                                 Philadelphia, PA                           2005 Market Street
Anthony Knerr & Associates                                                            Philadelphia, PA 19103-7094
New York, NY                               Richard J. Flannery
                                           President and Chief Executive Officer      For Shareholders
Ann R. Leven                               Delaware Distributors, L.P.                800 523-1918
Former Treasurer/Chief Fiscal Officer      Philadelphia, PA
National Gallery of Art                                                               For Securities Dealers and Financial
Washington, DC                                                                        Institutions Representatives Only
                                                                                      800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                 Web site
MLM Partners, Inc.                                                                    www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6073)                                                       Printed in the USA
AR-316 [4/02] CG 6/02                                                     J8214